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                                                                    EXHIBIT 10.3

                    BOGEN COMMUNICATIONS INTERNATIONAL, INC.

               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

No. 2                                                             575,885 Shares

         FOR VALUE RECEIVED, Bogen Communications International, Inc., a Delaware corporation (the "COMPANY"), hereby certifies that Helix Capital II, LLC (the "PURCHASER") or its permitted successors and assigns, is entitled to purchase from the Company, at any time or from time to time as specified in
Section 1 below, commencing November 28, 1998 (the "COMMENCEMENT DATE") and prior to 5:00 P.M., New York City time, on November 27, 2002, Five Hundred and Seventy-Five Thousand Eight Hundred and Eighty-Five (575,885) fully paid and non-assessable shares of the common stock, $.001 par value per share, of the Company for an aggregate purchase price of $3,167,368 (computed on the basis of $5.50 per share). (Hereinafter, (i) said common stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "COMMON STOCK," (ii) the shares of the Common Stock purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to individually as a "WARRANT SHARE" and collectively as the "WARRANT SHARES," (iii) the aggregate purchase price payable for the Warrant Shares hereunder is referred to as the "AGGREGATE WARRANT PRICE," (iv) the price payable for each of the Warrant Shares hereunder is referred to as the "PER SHARE WARRANT PRICE," (v) this Warrant and all Warrants hereafter issued in exchange or substitution for this Warrant or such similar Warrants are referred to as the "WARRANTS" and (vi) the holder of this Warrant is referred to as the "Holder" and the holder of this Warrant and all other Warrants or Warrant Shares issued upon the exercise of any Warrant are referred to as the "HOLDERS".) The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price is subject to adjustment as hereinafter provided; in the event of any such adjustment, the number of Warrant Shares shall be adjusted by dividing the Aggregate Warrant Price by the Per Share Warrant Price in effect immediately after such adjustment. This Warrant is being issued pursuant to Warrant Purchase Agreement of even date herewith (the "Purchase Agreement"), and is subject to the terms and conditions set forth therein.

                  1. EXERCISE OF WARRANT. This Warrant may be exercised in whole or in part at any time, or from time to time, on or after the Commencement Date. Exercise of this Warrant by the Holder shall be made by the surrender of this Warrant (with the subscription form at the end hereof, or a reasonable facsimile thereof, duly executed) at the address set forth in Subsection 9(a) hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part hereof if this Warrant is exercised in part. Payment for Warrant Shares shall be made by certified or official bank check payable to the order of the Company. If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock, and the Holder is entitled to receive a new Warrant covering the Warrant Shares which have not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon such surrender of this Warrant, the Company will (a) issue a certificate or certificates in the name of the Holder (or any designee of the Holder to whom the Warrant is transferred in accordance with Section 6
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hereof) for the largest number of whole shares of the Common Stock to which the
Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the members of the Board of Directors of the Company (other than any person who, directly or indirectly, has a beneficial ownership interest in this Warrant) shall determine), and (b) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant. Notwithstanding anything herein to the contrary, this Warrant shall become fully exercisable upon the occurrence of a "Change of Control" (as defined below). For purposes hereof, the term "Change of Control" shall mean (i) any "person" (as such term is defined in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than any person who acquired shares of the Company's Series A Preferred Stock on the date hereof or any affiliate thereof) becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities (ii) any transaction as a result of which the stockholders of the Company immediately before such transaction or any affiliates of such stockholders cease to own at least fifty percent (50%) of the voting stock of (x) the Company or (y) any entity that results from the participation of the Company in a reorganization, liquidation or any other form of corporate transaction; (iii) a merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive; or (iv) a sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Company.

                  2. RESERVATION OF WARRANT SHARES. The Company agrees that, prior to the expiration of this Warrant, the Company will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer and free and clear of all preemptive rights and rights of first refusal.

                  3. PROTECTION AGAINST DILUTION. (a) If the Company shall at any time prior to the expiration of the Warrant and prior to the exercise thereof: (a) declare or pay to the holders of Common Stock a dividend payable in any kind of shares of stock of the Company; or (b) change or divide or otherwise reclassify its Common Stock into the same or different number of shares with or without par value, or into shares of any class or classes; or (c) consolidate or merge with, or transfer all or substantially all of its property to, any other corporation; or (d) make any distribution of its assets to holders of its Common Stock as a liquidation or partial liquidation dividend or by way of return of capital; then, upon the subsequent exercise of the Warrant, the Holder shall receive for the exercise price, in addition to or in substitution for the Warrant Shares which the Holder would otherwise then be entitled upon such exercise, such additional shares of Common Stock or scrip of the Company, or such reclassified shares of Common Stock of the Company, or such shares or securities or assets of the entity resulting from such consolidation or merger or transfer of such assets of

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the Company, which the Holder would have been entitled to receive had the Holder exercised the Warrant prior to the happening of any of the foregoing events.

                           (b) If the Board of Directors of the Company shall
(i) declare any dividend or other distribution with respect to the Common Stock, other than a cash dividend, (ii) offer to the holders of shares of Common Stock any additional shares of Common Stock, any securities convertible into or exercisable for shares of Common Stock or any rights to subscribe thereto, or
(iii) propose a dissolution, liquidation or winding up of the Company, the Company shall mail notice thereof to the Holders of the Warrants not less than 15 days prior to the record date fixed for determining stockholders entitled to participate in such dividend, distribution, offer or subscription right or to vote on such dissolution, liquidation or winding up.

                           (c) If at any time or from time to time the Company
shall take any action affecting its Common Stock or any other capital stock of the Company, not otherwise described in any of the foregoing subsections of this
Section 3, then, if the failure to make any adjustment would, in the reasonable opinion of the members of the Board of Directors of the Company (other than any person who, directly or indirectly, has a beneficial ownership interest in this Warrant), have a materially adverse effect upon the rights of the Holder of the Warrant, the number of shares of Common Stock or other stock comprising a Warrant Share, or the Per Share Warrant Price, shall be adjusted in such manner and at such time as the members of the Board of Directors of the Company (other than any person who, directly or indirectly, has a beneficial ownership interest in this Warrant) may in good faith determine to be equitable under the circumstances.

                           (d) Upon any adjustment or modification of the rights
of the Holder of Warrant in accordance with this Section 3, the Company shall promptly cause its Chief Financial Officer to provide a notice to the Holder setting forth such adjustment or modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same.

                  4. FULLY PAID STOCK; TAXES. The Company agrees that the shares of the Common Stock, or any other capital stock, represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights or rights of first refusal, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or certificate therefor.

                  5. TRANSFER RESTRICTIONS. This Warrant may not be sold, transferred or assigned by the Holder.



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                  6. LOSS, ETC., OF WARRANT. Upon receipt of evidence
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

                  7. WARRANT HOLDER NOT SHAREHOLDER. Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof.

                  8. INFORMATION TO HOLDER. The Company agrees that it shall deliver to the Holder promptly after their becoming available copies of all financial statements, reports and proxy statements which the Company shall have sent to its stockholders generally.

                  9. NOTICES. All notices and other communications required or permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally, or sent by recognized overnight courier or by certified mail, return receipt requested, postage paid, to the parties hereto as follows:

                           (a) if to the Company at 50 Spring Street, Ramsey,
New Jersey 07446 Attn.: Chief Financial Officer or such other address as the Company has designated in writing to the Holder, with a copy to McDermott, Will & Emery, 50 Rockefeller Plaza, New York, New York 10020 Attn.: Cheryl V. Reicin, Esq. or

                           (b) if to the Holder at Helix Capital II, LLC, 98
Battery Street, Suite #600, San Francisco, California 94111, or such other address as the Holder has designated in writing to the Company according to the notice provisions hereunder.

                  10. HEADINGS. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

                  11. APPLICABLE LAW. This Warrant shall be governed by and construed in accordance with the law of the State of New York without giving effect to the principles of conflicts of law thereof.




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         IN WITNESS WHEREOF, Bogen Communications International, Inc., has
caused this Warrant to be signed by its President and its corporate seal to be hereunto affixed and attested by its Chief Financial Officer and Assistant Secretary as of the 26th day of November, 1997.

                                   BOGEN COMMUNICATIONS INTERNATIONAL, INC.


                                   By: /s/ Michael P. Fleischer
                                       ------------------------------------
                                           Michael P. Fleischer
                                           President


ATTEST:

By: /s/ YOAV M. COHEN
    -----------------------
        Yoav M. Cohen
        Secretary

[Corporate Seal]




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                                   ASSIGNMENT



                  FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto ______________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint ______________________, attorney, to transfer said Warrant on the books of Bogen Communications International, Inc.

Dated: __________________________
Signature: ______________________

                           Address: ____________________________________________




                               PARTIAL ASSIGNMENT


                  FOR VALUE RECEIVED ___________________________ hereby assigns and transfers unto ________________________________ the right to purchase ______________________ shares of the Common Stock of ___________________________
covered by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint ___________________________, attorney, to transfer that part of said Warrant on the books of Bogen Communications International, Inc.

Dated: __________________________
Signature: ______________________


                           Address: ____________________________________________




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                                SUBSCRIPTION FORM
         (To be executed upon exercise of Warrant pursuant to Section 1)



                  The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, ____________ shares of Common Stock, as provided for in Section l, and tenders herewith payment of the purchase price in full in the form of cash or a certified or official bank check in the amount of $_______________.

         Please issue a certificate or certificates for such Common Stock in the name of, and pay any cash for any fractional share to:

                           Name ________________________________________________

                           _____________________________________________________
                           (Please Print Name, Address and Social Security No.)

                           Address _____________________________________________

                           _____________________________________________________

                           Social Security Number ______________________________

                                   Signature ___________________________________

                                             NOTE:    The above signature should
                                                      correspond exactly with
                                                      the name on the first page
                                                      of this Warrant or with
                                                      the name of the assignee
                                                      appearing in the
                                                      assignment form below.

                           Date ________________________________________________


                  And if said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder.




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